                                                                     Exhibit 4.4


                            PACIFIC SOFTWORKS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
                 50,000,000 AUTHORIZED SHARES $0.001 PAR VALUE


                                                              ------------
                                                               CUSIP
                                                              ------------

                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF

                            PACIFIC SOFTWORKS, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

                            PACIFIC SOFTWORKS, INC.
SECRETARY                        CORPORATE SEAL                        PRESIDENT
                                   CALIFORNIA



COUNTERSIGNED AND REGISTERED:


                   AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                 P.O. Box 1590
                             Denver, Colorado 80201


By ____________________________________________________
      Transfer Agent & Registrar Authorized Signature
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                            PACIFIC SOFTWORKS, INC.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common
     TEN ENT   - as tenants by the entireties
     JT TEN    - as joint tenants with right of
                 survivorship and not as tenants
                 in common

                                 UNIF GIFT MIN ACT -      Custodian
                                                    ----------------------------
                                                     (Cust)             (Minor)

                                           under Uniform Gifts to Minors
                                           Act
                                              -------------------------
                                                      (State)


    Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do herby irrevocably constitute and appoint
                                                                attorney-in-fact
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to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      -------------------------


                     ----------------------------------------------------------

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NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

-----------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.